Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 11: COMMITMENTS AND CONTINGENCIES

The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions are recognized in the consolidated financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the consolidated financial statements were prepared. While the ultimate disposition of these actions cannot be predicted with certainty, management does not believe the outcome, individually or in aggregate, of such actions will have a material effect on the Company’s financial position, results of operations or cash flows.

In February 2019, the Company announced the exercise of an option to acquire a 2011-built 10,000 TEU containership from an unrelated third party for a purchase price of $52,500. In July 2019, the Company converted the obligation to purchase a 2011-built 10,000 TEU containership, into an option, expiring on March 31, 2020. The agreement granted the Company the option and the right of first refusal to acquire the vessel at terms mutually agreed with the seller. During the fourth quarter of 2019, the Company received notice from the sellers to acquire the vessel. Navios Containers did not exercise the option and the containership was sold to a third party. As a result, Navios Containers will have to make a payment of $3,000 to the sellers by the end of the first quarter of 2020. As of December 31, 2019, the amount of $3,000 relating to the option was presented under the captions “Accrued expenses” and “Other expense” of the consolidated balance sheets and consolidated statements of income, respectively.